SELIGMAN

                                --------o--------
                                     QUALITY
                                --------o--------

                                    MUNICIPAL
                                   FUND, INC.




                                [Graphic Omitted]



                                 [Logo Omitted]



                                  ANNUAL REPORT
                                OCTOBER 31, 2000




                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY

                                 [Logo Omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com



                                                                    CESQF2 10/00

--------------------------------------------------------------------------------

TO THE STOCKHOLDERS


For the fiscal year ended October 31, 2000, Seligman Quality Municipal Fund delivered a total return of 10.29% based on market price and 10.26% based on net asset value. The Fund's yield on October 31, 2000, based on market price, remained attractive at 6.73%, which is the taxable equivalent yield of 10.81%, based on a federal tax bracket of 39.6%.

   During the past fiscal year, the Federal Reserve Board raised the federal funds rate four times for a total of 125 additional basis points, pushing this rate from 5.25% at the beginning of the period to 6.50% at period-end. While the Fed remained vigilant regarding the strength of the economy and possible inflationary pressures, the bond markets began to anticipate some relief ahead. As a result, long-term rates actually fell. On September 30, 1999, the 10-year US Treasury note was yielding 6.05%; one year later, this yield was down 29 basis points to 5.76%.

   Municipal bond yields also declined, but their rates were not as volatile as US government securities, primarily because of the continued slowdown in municipal new-issue supply. In some states, issu- ance decline has been so great that it has resulted in a scarcity of bonds. Municipal bonds also continued to benefit from the ongoing improvement of the financial conditions of the nation's states, cities, and municipalities.

   The economy is now showing definite signs of a slowdown, and the Fed has acknowledged this by leaving rates unchanged at its June, August, and October meetings. Given these recent signs of economic weakness, the Fed may well reduce its inflationary bias to neutral at its December meeting. Should this weakness continue, it is possible that the Fed will reduce rates in early 2001.

   Our outlook for municipal bonds remains positive. The slowdown in economic activity should place downward pressure on interest rates, as should the reduced supply of municipal bonds. In addition, the fundamentals of the municipal market remain strong, and, for higher-income investors, municipal bonds continue to be a compelling investment.

   On November 16, 2000, the Board of Directors of the Fund approved a monthly dividend payment of $0.0562 per share to Common Stockholders effective January 2001. This amount represents a $0.0083 per share reduction in the amount of the monthly dividend previously paid to Common Stockholders.

   The principal reason for this decision was the continued narrow spread between the Fund's earnings from its investment portfolio and the dividend rate paid on its Preferred Stock. There are basically two reasons for this narrow spread. First, the preferred dividend rate, which is determined weekly by auction, has remained higher than when the preferred stock was issued in early 1992. Second, the gross earnings on the portfolio have declined as the proceeds from called bonds and coupon interest have been reinvested at lower current market yields.

   Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,




/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                           /s/ THOMAS G. MOLES
                           -------------------
                           Thomas G. Moles
                           President

November 29, 2000

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


[Graphic Omitted]

SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD, AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, THOMAS G. MOLES (PORTFOLIO MANAGER)

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND OVER THE PAST FISCAL YEAR?

   The past 12 months have been eventful for the municipal bond market. At this time last year, a robust economy, a tight labor market, and healthy consumer spending were combining to fuel inflation fears, propelling long-term interest rates to the highest levels in over three years. The Federal Reserve Board continued to tighten monetary policy through a series of federal funds rate increases in an attempt to slow the economy to a more sustainable rate of growth. By the start of 2000, economic reports suggested that the Fed's actions were beginning to have an effect, and that the economy had begun the long-awaited slowdown. Long-term municipal yields fell sharply during the next several months in response. However, the rally would prove premature as the economy, once again, surprised the markets with its resilience, and yields quickly retreated to January levels. It would take another round of tightening action by the Fed to restore investor confidence and renew the bond market rally. For the remainder of the Fund's fiscal year, the municipal market remained relatively stable and yields fluctuated within a narrow trading range. The net decline in long-term municipal yields over the past year resulted in favorable performance results for the Fund's latest fiscal year.

   During the past year, the municipal bond market exhibited much greater stability than the US Treasury market, due mostly to a slowdown in municipal new issue supply. Year-to-date, volume is approximately 17% lower than for the same period last year. Among a number of individual states, the decline in issuance has been substantial, resulting in a scarcity of bonds. The municipal market was also impacted by swings in investor sentiment which influenced the demand for municipal bonds. In particular, the rising yield environment of the first half of the Fund's fiscal year led to increased demand for short-term defensive bonds. These shifting supply and demand dynamics created opportunities for improving the relative value of the Fund in several ways. Prices for Fund holdings in states with supply shortages have, in many instances, appreciated more than bonds in states with stable or growing supply, allowing the Fund to sell these bonds and replace them with similar bonds from other states that were trading at lower prices and higher yields. Additionally, the heavy demand for the Fund's short-term defensive bonds ensured strong bids when these holdings were sold to purchase long-term municipal bonds at historically attractive yields.

   The remarkable prosperity of the past decade has improved the financial condition of the nation's states, cities, and municipalities. Credit rating upgrades have exceeded downgrades by a wide margin for the past five years, a trend that is expected to continue. In addition, the municipal bond insurance industry has seen its profit picture improve as a result of more conservative underwriting practices as well as an expansion into new, and often more lucrative, markets (E.G., structured finance and overseas markets). The creditworthiness of the Fund's sizeable insured holdings is enhanced by a strengthening municipal insurance industry.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

   Seligman Quality Municipal Fund continues to maintain 80% of its portfolio in AAA-rated municipal bonds with the balance in investment-grade bonds, as required by its investment policies. Bonds purchased during the year were rated AAA and had maturity dates in excess of 20 years. We selected long-term bonds because their yields during the period were the highest they had been in three years. Further, we anticipated that municipal bond yields would begin to move lower during the year, and long-term bonds offer the greatest opportunity for price appreciation during periods of declining interest rates. (Conversely, during periods of rising interest rates, long-term bonds will depreciate more in price than shorter-term bonds.)

   In our continuing effort to improve the call protection of the Fund, short-call positions were reduced and the average call date of the Fund was extended. However, because these short-call bonds were issued when interest rates were higher than they are today, the income they generate cannot be completely replaced. By taking advantage of the relatively higher yields available during the past year, we helped to offset some of the loss of income to the Fund while lessening the Fund's near-term call exposure.

   The Fund's largest sector is transportation, which is comprised of airport, port facility, and highway system bonds. Transportation issues outperformed most other sectors of the market this calendar year. In addition, transportation has proven to be an exceptionally stable sector with positive credit trends. All across the country, traffic continues to increase for roads, rails, and airports, straining current facilities and underscoring the need for infrastructure investment. Lastly, there has been widespread public support for transportation projects, as evidenced by the number of transportation bond issues that have received voter approval.

WHAT IS YOUR OUTLOOK?

   In a widely anticipated move, the Fed voted to leave monetary policy unchanged at its October meeting. The Fed's decision was motivated by growing evidence of a slowdown in the pace of economic growth. Further, productivity improvements continue to contain labor costs despite the lowest national unemployment rate in over 30 years. However, the Fed stressed its intention to remain vigilant for signs of a buildup in inflationary pressures given prevailing tight labor markets and the more recent increase in energy costs. Interest rates will likely continue to respond swiftly to any negative economic reports until the Fed is satisfied that it has achieved its objective. However, upward movements in long-term interest rates should continue to be tempered by the supply contraction in the Treasury and municipal markets. Investment results for Seligman Quality Municipal Fund's fiscal year ended October 31, 2000, were competitive, and we anticipate continued favorable performance.

--------------------------------------------------------------------------------

INVESTMENT RESULTS PER COMMON SHARE


--------------------------------------------------------------------------------

TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 2000

                                                        Average Annual
                                             ----------------------------------
                                                                        Since
                                 Three         One         Five       Inception
                                Months        Year         Years      11/29/91
                                ------        -----        -----      --------
         Market Price**         0.01%        10.29%        4.68%        4.66%
         Net Asset Value**      2.39         10.26         5.79         7.44

PRICE PER SHARE

                          October 31, 2000   July 31, 2000   April 30, 2000   January 31, 2000   October 31, 1999
                          ----------------   -------------   --------------   ----------------   ----------------
         Market Price         $11.50           $11.6875           $11.4375        $11.4375           $11.4375
         Net Asset Value       13.62            13.52              13.17           12.86              13.55

DIVIDEND AND CAPITAL GAIN INFORMATION

FOR THE YEAR ENDED OCTOBER 31, 2000

                                                       Capital Gain
                                            ------------------------------------
                           Dividends Paid+   Paid        Realized    Unrealized
                           --------------   -------      --------    -----------
                              $0.774         $0.285       $0.068       $0.283++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at October 31, 2000, was 6.73%, which is equivalent to a taxable yield of 10.81% based on the maximum federal tax rate of 39.6%.

                 ---------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  +Preferred Stockholders were paid dividends at annual rates ranging from 3.70% to 5.80%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 2000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------------
                             FACE                                                          RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                      MOODY'S/S&P       MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.6%             $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5.125% due 2/1/2039 ...................  Aaa/AAA           $ 4,511,150
ALASKA--2.8%               2,000,000   Alaska Energy Authority Power Rev. (Bradley Lake
                                        Hydroelectric Project), 6% due 7/1/2021 ..........  Aaa/AAA             2,137,800
                             630,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6.50% due 6/1/2034 ..  Aaa/AAA               642,783
CALIFORNIA--14.0%          4,000,000   Foothill/Eastern Transportation Corridor Agency
                                        Toll Road Rev., 5.75% due 1/15/2040 ..............  Baa3/BBB-           3,919,680
                           5,000,000   San Diego Public Facilities Financing Authority
                                        Sewer Rev., 5% due 5/15/2029 .....................  Aaa/AAA             4,689,750
                           5,000,000   San Francisco City and County Airports Commission
                                        Rev. (International Airport), 5.80% due 5/1/2021*   Aaa/AAA             5,097,450
HAWAII--1.8%               1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020*  Aaa/AAA             1,806,873
ILLINOIS--4.6%             5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5.125% due 7/1/2038 .....   Aa1/AA             4,464,350
KANSAS--3.2%               3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031          Aaa/AAA             3,095,910
LOUISIANA--1.0%              855,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012++ ...............................   NR/AAA               996,212
MASSACHUSETTS--7.5%        4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6.625% due 7/1/2025 ..............................  Aaa/AAA             4,171,440
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due 11/15/2021 .  Aaa/AAA             3,135,570
MINNESOTA--0.5%              500,000   Minneapolis-St. Paul Metropolitan Airports
                                        Commission Rev., 5.75% due 1/1/2032 ..............  Aaa/AAA               506,675
MISSOURI--3.4%             3,250,000   Missouri Housing Development Commission Rev.
                                        (Single Family Mortgage), 6.375% due 9/1/2031* ...  NR/AAA              3,335,638
MONTANA--5.6%              2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7.25% due 8/1/2021* ..........  Aaa/AAA             2,298,166
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020++ ............................  Aaa/AAA             1,712,761
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020++ ............................  Aaa/AAA               893,385
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020++ ............................  Aaa/AAA               565,634
NEW YORK--13.1%            3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026(0) .....  Aaa/AAA             3,279,420

------------------------
See footnotes on page 6.

PORTFOLIO OF INVESTMENTS (continued)                            OCTOBER 31, 2000

--------------------------------------------------------------------------------------------------------------------------
                             FACE                                                          RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS                      MOODY'S/S&P       MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------

NEW YORK (continued)      $2,105,000   New York City GOs, 6.25% due 4/15/2027 ............   A3/A-            $ 2,194,905
                           5,000,000   New York City Municipal Water Finance Authority
                                        (Water & Sewer System Rev.), 5.75% due 6/15/2026 .  Aaa/AAA             5,036,400
                           2,125,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/20250 .................................  Aaa/AAA             2,286,776
PENNSYLVANIA--10.0%        2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ......  Aaa/AAA             2,596,475
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.625% due 1/1/2022* .....  Aaa/AAA             2,065,660
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ...  Aaa/AAA             5,104,800
SOUTH CAROLINA--2.4%       2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021*++ ............................  Aaa/AAA             2,328,210
TEXAS--4.6%                1,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due 12/1/2015(0) ..........................  Aaa/AAA             1,069,780
                           2,000,000   Matagorda County Navigation District No. 1 Pollution
                                        Control Rev. (Central Power and Light Co. Project),
                                        6.125% due 5/1/2030* .............................  Aaa/AAA             2,045,180
                           1,315,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .............................  Aa1/AA              1,366,245
VIRGINIA--5.8%             2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5.50% due 8/15/2028 .......  Baa3/BBB-           2,069,475
                           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ................  Aa1/AA+             3,641,715
WASHINGTON--7.1%           2,000,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due 7/1/2033* ..............................  Aaa/AAA             1,807,240
                           5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 ........  Aaa/AAA             5,130,400
WISCONSIN--4.2%            4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ......  Aaa/AAA             4,152,000
                                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $92,818,082)--96.2% ...................................................            94,155,908
VARIABLE RATE DEMAND NOTES (Cost $1,700,000)--1.7% ................................................             1,700,000
OTHER ASSETS LESS LIABILITIES--2.1% ...............................................................             2,015,877
                                                                                                              -----------
NET INVESTMENT ASSETS--100.0% .....................................................................           $97,871,785
                                                                                                              ===========

----------------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 o Pre-refunded security.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2000

ASSETS:
Investments at value:
   Long-term holdings (cost $92,818,082)........................................       $94,155,908
   Short-term holdings (cost $1,700,000)........................................         1,700,000    $ 95,855,908
                                                                                       -----------
Cash..............................................................................................          69,341
Interest receivable...............................................................................       2,097,068
Expenses prepaid to stockholder service agent.....................................................           4,934
Other.............................................................................................           7,729
                                                                                                       -----------
TOTAL ASSETS......................................................................................      98,034,980
                                                                                                       -----------

LIABILITIES:
Accrued expenses and other........................................................................         163,195
                                                                                                       -----------
NET INVESTMENT ASSETS.............................................................................      97,871,785
Preferred Stock...................................................................................      33,600,000
                                                                                                       -----------
NET ASSETS FOR COMMON STOCK ......................................................................     $64,271,785
                                                                                                       -----------

NET ASSETS PER SHARE OF COMMON STOCK (Market value $11.50)........................................          $13.62
                                                                                                            ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share -- $50,000 and $145,643, respectively; Shares
   authorized and outstanding-- 1,000 and 672, respectively.......................................     $33,600,000
Common Stock, $0.01 par value: Shares authorized-- 49,999,000; issued
   and outstanding-- 4,720,560....................................................................          47,206
Additional paid-in capital........................................................................      62,573,844
Dividends in excess of net investment income......................................................         (19,577)
Undistributed net realized gain...................................................................         332,486
Net unrealized appreciation of investments........................................................       1,337,826
                                                                                                       -----------
NET INVESTMENT ASSETS.............................................................................     $97,871,785
                                                                                                       ===========

-------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2000


INVESTMENT INCOME:
INTEREST..........................................................................................     $5,815,420
EXPENSES:
Management fee..................................................................         $ 626,641
Stockholder account and registrar services......................................            92,584
Auditing and legal fees.........................................................            86,915
Auction agent fee...............................................................            83,852
Stockholder reports and communications..........................................            48,616
Stockholders' meeting...........................................................            28,771
Custody and related services....................................................            19,929
Directors' fees and expenses....................................................             6,068
Miscellaneous...................................................................            22,674
                                                                                         ---------
TOTAL EXPENSES....................................................................................      1,016,050
                                                                                                       ----------
NET INVESTMENT INCOME.............................................................................      4,799,370*
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments................................................           322,384
Net change in unrealized appreciation/depreciation of investments...............         1,607,402
                                                                                         ---------
NET GAIN ON INVESTMENTS...........................................................................      1,929,786
                                                                                                       ----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ................................................     $6,729,156
                                                                                                       ==========


-------------------
* Net investment income available for Common Stock is $3,375,851, which is net of Preferred Stock dividends.
See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                      Year Ended October 31,
                                                                                ---------------------------------
                                                                                     2000               2000
                                                                                -------------      --------------
OPERATIONS:
Net investment income........................................................     $ 4,799,370         $ 4,738,680
Net realized gain on investments.............................................         322,384           1,355,230
Net change in unrealized appreciation/depreciation of investments............       1,607,402          (8,724,862)
                                                                                  -----------         -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM OPERATIONS.................       6,729,156          (2,630,952)
                                                                                  -----------         -----------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $2,118.33 and $1,759.74)...........      (1,423,519)         (1,182,545)
   Common Stock (per share: $0.7158 and $0.7544).............................      (3,375,851)         (3,556,135)
                                                                                  -----------         -----------
   Total.....................................................................      (4,799,370)         (4,738,680)
Dividends in excess of net investment income:
   Common Stock (per share: $0.0582 and $0.0406).............................        (274,584)           (191,568)
Net realized gain on investments:
   Common Stock (per share: $0.285 and $0.314)...............................      (1,343,590)         (1,475,588)
                                                                                  -----------         -----------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS.........................      (6,417,544)         (6,405,836)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued in payment of dividends
   (55,784 and 57,575 shares)................................................         641,427             770,279
Value of shares of Common Stock issued in payment of gain
   distribution (21,463 and 16,342 shares)...................................         237,166             245,457
Cost of shares purchased for investment plan
   (77,500 and 47,400 shares)................................................        (890,269)           (625,882)
                                                                                  -----------         -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM
  CAPITAL SHARE TRANSACTIONS.................................................         (11,676)            389,854
                                                                                  -----------         -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS.................................         299,936          (8,646,934)

NET INVESTMENT ASSETS:
Beginning of year............................................................      97,571,849         106,218,783
                                                                                  -----------         -----------
END OF YEAR (net of dividends in excess of net investment
   income of $19,577 and $20,178, respectively)..............................     $97,871,785         $97,571,849
                                                                                  ===========         ===========

-----------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

      The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000, amounted to $10,469,685 and $13,212,425, respectively.

   At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $2,999,732 and $1,661,906, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2000, 77,500 shares were purchased in the open market at a cost of $890,269, which represented a weighted average discount of 13.45% from the net asset value of those acquired shares. A total of 77,247 shares were issued to Plan participants during this period for proceeds of $878,593, a weighted average discount of 14.11% from the net asset value of those shares.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $60,151 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 2000, of $19,577 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

   "Total investment return" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                                                                 Year Ended October 31,
                                                       --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                        2000            1999              1998              1997            1996
                                                       ------          ------            ------            ------          ------
NET ASSET VALUE, BEGINNING
  OF YEAR ......................................       $13.55          $15.47            $15.35            $15.18          $15.31
                                                       ------          ------            ------            ------          ------
Net investment income ..........................         1.02            1.01              1.05              1.09            1.12
Net realized and unrealized
  investment gain (loss) .......................         0.42           (1.57)             0.51              0.43            0.06
                                                       ------          ------            ------            ------          ------
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS ........................         1.44           (0.56)             1.56              1.52            1.18
Dividends paid from net investment
  income on Preferred Stock ....................        (0.30)          (0.25)            (0.27)            (0.26)          (0.27)
Dividends paid from net investment
  income on Common Stock .......................        (0.72)          (0.76)            (0.78)            (0.83)          (0.90)
Dividends in excess of net investment
  income paid on Common Stock ..................        (0.06)          (0.04)            (0.12)            (0.11)          (0.04)
Distribution from net realized gain ............        (0.29)          (0.31)            (0.27)            (0.15)          (0.10)
                                                       ------          ------            ------            ------          ------
NET INCREASE (DECREASE) IN NET
  ASSET VALUE ..................................         0.07           (1.92)             0.12              0.17           (0.13)
                                                       ------          ------            ------            ------          ------
NET ASSET VALUE, END OF YEAR ...................       $13.62          $13.55            $15.47            $15.35          $15.18
                                                       ======          ========          ========          ======          ======
MARKET VALUE, END OF YEAR ......................       $11.50          $11.4375          $15.5625          $15.00          $14.25
                                                       ======          ========          ========          ======          ======

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      Year Ended October 31,
                                                                -------------------------------------------------------------------
TOTAL INVESTMENT RETURN:                                          2000          1999            1998           1997           1996
                                                                -------       -------        --------       --------       --------
Based upon market value ..................................       10.29%       (20.38)%         12.04%         13.42%         12.62%
Based upon net asset value ...............................       10.26%        (5.11)%          8.84%          8.95%          6.77%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets ......................................        1.05%         1.12%           1.11%          1.11%          1.11%
Expenses to average net assets for
  Common Stock ...........................................        1.62%         1.67%           1.63%          1.65%          1.65%
Net investment income to average
  net investment assets ..................................        4.98%         4.61%           4.67%          4.88%          4.98%
Net investment income to average net
  assets for Common Stock ................................        7.64%         6.85%           6.85%          7.21%          7.36%
Portfolio turnover rate ..................................       11.15%        17.66%          14.17%         16.74%         14.05%
NET INVESTMENT ASSETS, END OF
  YEAR (000s omitted):
For Common Stock .........................................      $64,272       $63,972        $ 72,619       $ 71,416       $ 70,468
For Preferred Stock ......................................       33,600        33,600          33,600         33,600         33,600
                                                                -------       -------        --------       --------       --------
TOTAL NET INVESTMENT ASSETS ..............................      $97,872       $97,572        $106,219       $105,016       $104,068
                                                                =======       =======        ========       ========       ========

----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 2000, and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended and the changes in its net investment assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 29, 2000

DIVIDEND INVESTMENT PLAN

     The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2000, the Fund purchased 77,500 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and

--------------------------------------------------------------------------------
DIVIDEND INVESTMENT PLAN (continued)

held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2000.

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
RETIRED DEAN, Fletcher School of Law and
   Diplomacy at Tufts University

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York-Presbyterian Hospital

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN & CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3,4)
TRUSTEE, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the
                  United States
(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

18